UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 22, 2001

                                 STRUTHERS, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


         NEVADA                       0-30331                  57-1075246
         ------                       -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

                     605 ROSSVILLE ROAD, WAUKON, IOWA 52172
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (563) 568-4950










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ITEM 5.           OTHER EVENTS

Effective October 22, 2001 Allan Carlson resigned from his position as a member of the Registrant's Board of Directors

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STRUTHERS, INC.
                                                   (Registrant)

Dated: October 29, 2001                            By /S/ RICHARD S. LANE
                                                      -------------------
                                                      Richard S. Lane
                                                      Chairman of the Board
















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